SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): October 13, 1998




                               WAYNE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                          0-20691                 22-3424621
----------------------------          --------------          ------------------
(State or other jurisdiction          (SEC File No.)           (IRS Employer
     of incorporation)                                         Identification
                                                                   Number)




1195 Hamburg Turnpike, Wayne, New Jersey                           07474
----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: (973) 305-5500
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               WAYNE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         The Registrant issued a press release on October 13, 1998, announcing that it expects its merger with Valley National Bancorp ("Valley") to close on October 16, 1998.

         In connection with the merger, shareholders of the Registrant will receive 1.10 shares of common stock of Valley for each share of common stock of the Registrant they own.

         Furthermore, the Registrant announced that it had terminated its dividend reinvestment plan.

         A copy of a press release issued October 13, 1998 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and
------------------------------------------------------------------
Exhibits
--------

Exhibit 99.1 -- Press Release dated October 13, 1998.

Exhibit  99.2  --  Agreement  and  Plan  of  Merger  dated  as of May  29,  1998
(incorporated by reference to Agreement and Plan of Merger included as an exhibit to the Registrant's Current Report on Form 8-K filed with the Commission on June 2, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WAYNE BANCORP, INC.



Date: October 13, 1998                      By: /s/Johanna O'Connell
                                                --------------------------------
                                                Johanna O'Connell
                                                President